Exhibit 99.1

Contact:	Linda Pinne	Beverly McDonald
	Interim Chief Financial Officer	Senior Director, Corporate Marketing
	Chief Accounting Officer	Manhattan Associates, Inc.
	Manhattan Associates, Inc.	678-597-6528
	770-955-7070	bmcdonald@manh.com
lpinne@manh.com

Manhattan Associates Reports Record Second Quarter 2016 Performance

Company raises full-year EPS guidance

ATLANTA – July 19, 2016 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record GAAP diluted earnings per share for the second quarter ended June 30, 2016, of $0.46 compared to $0.35 in Q2 2015, on license revenue of $20.6 million and record total revenue of $154.9 million. Non-GAAP adjusted diluted earnings per share for Q2 2016 was a record $0.49 compared to $0.37 in Q2 2015.

“We’re very pleased with our financial performance for second quarter and first half of 2016 results. We continue to execute well serving our customers,” said Eddie Capel, Manhattan Associates President and CEO. “We continue to invest in omni-channel, retail store and distribution management solutions to drive growth and enhance our market leadership position. Despite the increasing global macro-economic volatility, we remain focused on delivering value to our customers, and we are optimistic about our future.”

SECOND QUARTER 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share was $0.46 in Q2 2016, compared to $0.35 in Q2 2015.
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.49 in Q2 2016, compared to $0.37 in Q2 2015.
•	Consolidated total revenue was $154.9 million in Q2 2016, compared to $139.1 million in Q2 2015. License revenue was $20.6 million in Q2 2016, compared to $19.8 million in Q2 2015.
•	GAAP operating income was $52.3 million in Q2 2016, compared to $41.4 million in Q2 2015.

•	Adjusted operating income, a non-GAAP measure, was $55.9 million in Q2 2016, compared to $44.1 million in Q2 2015.
•	Cash flow from operations was $19.1 million in Q2 2016, compared to $27.5 million in Q2 2015. Days Sales Outstanding was 55 days at June 30, 2016, compared to 51 days at March 31, 2016.
•	Cash and investments totaled $95.2 million at June 30, 2016, compared to $114.7 million at March 31, 2016.
•

During the three months ended June 30, 2016, the Company repurchased 551,323 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $35.0 million. In July 2016, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SIX MONTH 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share for the six months ended June 30, 2016, was a record $0.84, compared to $0.66 for the six months ended June 30, 2015.
•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $0.91 for the six months ended June 30, 2016, compared to $0.71 for the six months ended June 30, 2015.
•

Consolidated revenue for the six months ended June 30, 2016, was a record $304.8 million, compared to $272.6 million for the six months ended June 30, 2015. License revenue was a record $41.2 million for the six months ended June 30, 2016, compared to $39.1 million for the six months ended June 30, 2015.

•	GAAP operating income was a record $95.4 million for the six months ended June 30, 2016, compared to $78.2 million for the six months ended June 30, 2015.
•	Adjusted operating income, a non-GAAP measure, was a record $103.8 million for the six months ended June 30, 2016, compared to $84.2 million for the six months ended June 30, 2015.

•	Cash flow from operations was a record $59.5 million in the six months ended June 30, 2016, compared to $42.7 million in the six months ended June 30, 2015.
•

During the six months ended June 30, 2016, the Company repurchased 1,443,606 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $83.5 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on three new contracts during Q2 2016.
•	Completed software license wins with new customers such as: Castlery, C&A Marketing, Guangzhou ZSY Pharmaceutical, Skye Group, Tommy Bahama, Uniform Advantage and Yogya Group.

•

Expanded relationships with existing customers such as: Alliance Healthcare, Antalis, Avon Products, Big Lots, Bodega Latina, Buyers Product Company,  Cabela’s, Casella Wines, Christian Dior Perfumes, Copernica, Dalepak, Fanatics, Feld Entertainment, Floor and Decor, Forever Direct, Gazal, GENCO, Harris Teeter, Hy-Vee, IEH Auto Parts, Kane Warehousing, Kuehne + Nagel, Letco Medical, Leroy Merlin Italia, National Logistics Services, Ozburn-Hessey Logistics, Paragon Industries, RedMart, Reyes Holdings, Safeway, Swift Transportation Company, The Hillman Group, Total Sweeteners, UPS Supply Chain Management, Weldom, West Coast Distribution, WesTrac and Wineworks.

2016 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2016:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on September 15, 2016, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2016 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of October 2016.

CONFERENCE CALL

The Company’s conference call regarding its second quarter financial results will be held today, July 19, 2016, at 4:30 p.m. Eastern Daylight Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 34339414 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ third quarter 2016 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or alternatives to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company believes its peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and six months ended June 30, 2016.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2016 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Software license	$20,631	$19,758	$41,238	$39,072
Services	119,833	107,344	236,096	208,547
Hardware and other	14,428	12,007	27,418	25,013
Total revenue	154,892	139,109	304,752	272,632
Costs and expenses:
Cost of license	2,283	2,137	5,435	5,043
Cost of services	48,393	46,464	100,297	91,248
Cost of hardware and other	11,841	10,163	21,598	20,710
Research and development	13,458	13,257	28,164	26,813
Sales and marketing	12,015	11,889	24,603	23,736
General and administrative	12,368	11,927	24,816	23,165
Depreciation and amortization	2,266	1,898	4,472	3,679
Total costs and expenses	102,624	97,735	209,385	194,394
Operating income	52,268	41,374	95,367	78,238
Other income, net	654	359	1,174	621
Income before income taxes	52,922	41,733	96,541	78,859
Income tax provision	19,581	15,729	35,720	29,651
Net income	$33,341	$26,004	$60,821	$49,208

Basic earnings per share	$0.46	$0.35	$0.84	$0.67
Diluted earnings per share	$0.46	$0.35	$0.84	$0.66

Weighted average number of shares:
Basic	71,880	73,618	72,264	73,797
Diluted	72,228	74,126	72,633	74,366

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Operating income	$52,268	$41,374	$95,367	$78,238
Equity-based compensation (a)	3,495	2,661	8,183	5,739
Purchase amortization (b)	108	106	215	212
Adjusted operating income (Non-GAAP)	$55,871	$44,141	$103,765	$84,189

Income tax provision	$19,581	$15,729	$35,720	$29,651
Equity-based compensation (a)	1,294	1,004	3,028	2,158
Purchase amortization (b)	39	40	79	80
Adjusted income tax provision (Non-GAAP)	$20,914	$16,773	$38,827	$31,889

Net income	$33,341	$26,004	$60,821	$49,208
Equity-based compensation (a)	2,201	1,657	5,155	3,581
Purchase amortization (b)	69	66	136	132
Adjusted net income (Non-GAAP)	$35,611	$27,727	$66,112	$52,921

Diluted EPS	$0.46	$0.35	$0.84	$0.66
Equity-based compensation (a)	0.03	0.02	0.07	0.05
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.49	$0.37	$0.91	$0.71

Fully diluted shares	72,228	74,126	72,633	74,366

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Cost of services	$868	$729	$2,147	$1,520
Research and development	620	464	1,374	928
Sales and marketing	595	489	1,280	880
General and administrative	1,412	979	3,382	2,411
Total equity-based compensation	$3,495	$2,661	$8,183	$5,739

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$93,135	$118,416
Short-term investments	2,076	10,344
Accounts receivable, net of allowance of $4,359 and $7,031, respectively	92,998	97,379
Prepaid expenses and other current assets	11,761	10,772
Total current assets	199,970	236,911

Property and equipment, net	20,861	21,176
Goodwill, net	62,235	62,233
Deferred income taxes	3,699	4,648
Other assets	7,111	7,275
Total assets	$293,876	$332,243

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,546	$11,219
Accrued compensation and benefits	19,653	29,284
Accrued and other liabilities	13,231	13,853
Deferred revenue	63,913	68,757
Income taxes payable	1,762	4,072
Total current liabilities	110,105	127,185

Other non-current liabilities	8,789	9,566

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2016 and 2015	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 71,604,493 and 72,766,383 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	716	728
Retained earnings	188,362	207,070
Accumulated other comprehensive loss	(14,096)	(12,306)
Total shareholders' equity	174,982	195,492
Total liabilities and shareholders' equity	$293,876	$332,243

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2016	2015
	(unaudited)	(unaudited)
Operating activities:
Net income	$ 60,821	$ 49,208
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,472	3,679
Equity-based compensation	8,183	5,739
Loss (Gain) on disposal of equipment	14	(38)
Tax benefit of stock awards exercised/vested	5,069	7,848
Excess tax benefits from equity-based compensation	(5,074)	(7,825)
Deferred income taxes	950	1,216
Unrealized foreign currency (gain) loss	(403)	117
Changes in operating assets and liabilities:
Accounts receivable, net	4,113	3,002
Other assets	(1,124)	(97)
Accounts payable, accrued and other liabilities	(10,624)	(13,296)
Income taxes	(2,313)	(5,428)
Deferred revenue	(4,577)	(1,437)
Net cash provided by operating activities	59,507	42,688

Investing activities:
Purchase of property and equipment	(4,107)	(5,769)
Net maturities of investments	8,113	447
Net cash provided by (used in) investing activities	4,006	(5,322)

Financing activities:
Purchase of common stock	(92,812)	(61,330)
Proceeds from issuance of common stock from options exercised	18	535
Excess tax benefits from equity-based compensation	5,074	7,825
Net cash used in financing activities	(87,720)	(52,970)

Foreign currency impact on cash	(1,074)	52

Net change in cash and cash equivalents	(25,281)	(15,552)
Cash and cash equivalents at beginning of period	118,416	115,708
Cash and cash equivalents at end of period	$ 93,135	$ 100,156

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.31	$0.35	$0.38	$0.36	$1.40	$0.38	$0.46	$0.84
Adjustments to GAAP:
Equity-based compensation	0.03	0.02	0.05	0.03	0.12	0.04	0.03	0.07
Purchase amortization	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.34	$0.37	$0.42	$0.39	$1.52	$0.42	$0.49	$0.91
Fully Diluted Shares	74,607	74,126	73,761	73,555	74,038	73,020	72,228	72,633
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$109,959	$117,154	$120,118	$117,245	$464,476	$128,807	$131,018	$259,825
EMEA	18,305	17,175	16,829	17,767	70,076	15,686	18,185	33,871
APAC	5,259	4,780	5,357	6,423	21,819	5,367	5,689	11,056
	$133,523	$139,109	$142,304	$141,435	$556,371	$149,860	$154,892	$304,752

GAAP Operating Income:
Americas	$30,182	$36,214	$36,407	$31,020	$133,823	$37,454	$44,126	$81,580
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	11,293
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,494
	$36,864	$41,374	$43,680	$39,528	$161,446	$43,099	$52,268	$95,367

Adjustments (pre-tax):
Americas:
Equity-based compensation	$3,078	$2,661	$5,348	$3,441	$14,528	$4,688	$3,495	$8,183
Purchase amortization	106	106	113	107	432	107	108	215
	$3,184	$2,767	$5,461	$3,548	$14,960	$4,795	$3,603	$8,398

Adjusted non-GAAP Operating Income:
Americas	$33,366	$38,981	$41,868	$34,568	$148,783	$42,249	$47,729	$89,978
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	11,293
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,494
	$40,048	$44,141	$49,141	$43,076	$176,406	$47,894	$55,871	$103,765

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$72,659	$76,548	$80,994	$74,423	$304,624	$84,506	$86,992	$171,498
Customer support and software enhancements	28,544	30,796	31,555	32,559	123,454	31,757	32,841	64,598
Total services revenue	$101,203	$107,344	$112,549	$106,982	$428,078	$116,263	$119,833	$236,096
4.	Hardware and other revenue includes the following items (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Hardware revenue	$7,730	$7,080	$5,462	$9,243	$29,515	$8,761	$9,554	$18,315
Billed travel	5,276	4,927	5,163	4,797	20,163	4,229	4,874	9,103
Total hardware and other revenue	$13,006	$12,007	$10,625	$14,040	$49,678	$12,990	$14,428	$27,418
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$(3,426)	$(3,599)	$(3,421)	$(2,263)	$(12,709)	$(810)	$(474)	$(1,284)
Costs and expenses	(2,546)	(3,201)	(2,820)	(2,058)	(10,625)	(1,292)	(702)	(1,994)
Operating income	(880)	(398)	(601)	(205)	(2,084)	482	228	710
Foreign currency (losses) gains in other income	(86)	(4)	213	(199)	(76)	165	331	496
	$(966)	$(402)	$(388)	$(404)	$(2,160)	$647	$559	$1,206

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Operating income	$72	$468	$571	$492	$1,603	$682	$459	$1,141
Foreign currency gains (losses) in other income	45	182	423	2	652	(109)	212	103
Total impact of changes in the Indian Rupee	$117	$650	$994	$494	$2,255	$573	$671	$1,244

6.	Other income (loss) includes the following components (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$324	$335	$336	$336	$1,331	$335	$329	$664
Foreign currency (losses) gains	(86)	(4)	213	(199)	(76)	165	331	496
Other non-operating income (expense)	24	28	55	33	140	20	(6)	14
Total other income (loss)	$262	$359	$604	$170	$1,395	$520	$654	$1,174

7.Capital expenditures are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$3,098	$2,671	$3,850	$1,873	$11,492	$1,906	$2,201	$4,107
8.	Stock Repurchase Activity (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly-announced buy-back program	524	458	399	340	1,721	892	552	1,444
Shares withheld for taxes due upon vesting of restricted stock	212	2	9	3	226	163	-	163
Total shares purchased	736	460	408	343	1,947	1,055	552	1,607
Total cash paid for shares purchased under publicly-announced buy-back program	$26,306	$25,214	$25,001	$25,078	$101,599	$48,499	$34,995	$83,494
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	9,727	83	508	221	10,539	9,292	26	9,318
Total cash paid for shares repurchased	$36,033	$25,297	$25,509	$25,299	$112,138	$57,791	$35,021	$92,812